SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-b(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to (ss.)240.14a-11(c) or (ss.)240.14a-12

                           D & E COMMUNICATIONS, INC.

 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 -------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/X/ No Fee Required

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)       Amount Previously Paid:

     (2)       Form, Schedule or Registration Statement No.:

     (3)       Filing Party:

     (4)       Date Filed:


     Notes:

                           D & E COMMUNICATIONS, INC.
                              124 EAST MAIN STREET
                                  P.O. BOX 458
                             EPHRATA, PA 17522-0458
                                  717-733-4101

ANNE B. SWEIGART
Chairman, President and Chief
Executive Officer

                                                                 March 28, 1997

To Our Shareholders:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, on Tuesday, April 29, 1997, at 10:30 a.m.
local time.

     We will be serving a continental breakfast at 9:30 a.m. prior to the meeting. As always, I would be most pleased to have you in attendance for this social period.

     This year, in addition to being asked to elect three (3) nominees to the Board of Directors of D & E Communications, Inc. (the "Company") and to ratify the Board of Director's selection of Coopers & Lybrand L.L.P. as independent auditors for 1997, you will also be asked to approve a proposal to amend and restate in their entirety the Company's Articles of Incorporation in order to increase the size of the Board of Directors from nine (9) members to twelve (12) members and to make certain other nonsubstantive clarifications (the "Amendment"), and if the Amendment is approved, to elect one (1) additional nominee to the Board of Directors.

     The expansion of the Board of Directors will provide the Company with access to additional qualified individuals whose experience will add expertise to the Company as it pursues its goals for the future, including positioning the Company to enter a new age in telecommunications. FOR THIS REASON, THE BOARD OF DIRECTORS CONSIDERS THIS PROPOSED AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND STRONGLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

     Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

     At your earliest convenience, please mark, sign and date the enclosed Proxy Card and the Meeting Attendance Card and return them to us in the envelope provided. In addition, if you are also a participant in the Company's Dividend Reinvestment Plan, please mark and return to us at the same time the Participant's Direction Card also enclosed herewith. Duly executed but unmarked Proxy Cards and Participant's Direction Card will be voted FOR the election of the three (3) nominees for director, FOR the Amendment, FOR the election of the one (1) additional nominee for director (if the Amendment is approved) and FOR the ratification of Coopers & Lybrand as independent auditors for 1997. If you attend the meeting, you may, of course, choose to revoke your proxy and personally cast your vote.


                                              Sincerely yours,

                                              (Mrs.) Anne B. Sweigart
                                              Chairman of the Board, President
Enclosures                                    and Chief Executive Officer

                           D & E COMMUNICATIONS, INC.
                              124 EAST MAIN STREET
                                  P.O. BOX 458
                             EPHRATA, PA 17522-0458
                                  717-733-4101

ANNE B. SWEIGART
Chairman, President and Chief
Executive Officer

                                                                  March 28, 1997

To Our Employee Stock Ownership Plan Participants:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, on Tuesday, April 29, 1997, at 10:30 a.m.
local time.

     We will be serving a continental breakfast at 9:30 a.m. prior to the meeting. As always, I would be most pleased to have you in attendance for this social period.

     This year, in addition to being asked to elect three (3) nominees to the Board of Directors of D & E Communications, Inc. (the "Company") and to ratify the Board of Director's selection of Coopers & Lybrand L.L.P. as independent auditors for 1997, you will also be asked to approve a proposal to amend and restate in their entirety the Company's Articles of Incorporation in order to increase the size of the Board of Directors from nine (9) members to twelve (12) members and to make certain other nonsubstantive clarifications (the "Amendment"), and if the Amendment is approved, to elect one (1) additional nominee to the Board of Directors.

     The expansion of the Board of Directors will provide the Company with access to additional qualified individuals whose experience will add expertise to the Company as it pursues its goals for the future, including positioning the Company to enter a new age in telecommunications. FOR THIS REASON, THE BOARD OF DIRECTORS CONSIDERS THIS PROPOSED AMENDMENT TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND STRONGLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

     Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

     At your earliest convenience, please mark, sign and date: (1) the enclosed Participant's Direction Card and return it to the plan trustee, CoreStates Bank, and (2) the enclosed Meeting Attendance Card and return it to the Company in the envelopes provided.

                                               Sincerely yours,

                                               (Mrs.) Anne B. Sweigart
                                               Chairman of the Board, President
Enclosures                                     and Chief Executive Officer

                           D & E COMMUNICATIONS, INC.
                              124 EAST MAIN STREET
                                  P.O. BOX 458
                             EPHRATA, PA 17522-0458
                                  717-733-4101

ANNE B. SWEIGART
Chairman, President and Chief
Executive Officer

                                                                  March 28, 1997

To Our Shareholders:

     You are cordially invited to attend the 1997 Annual Meeting of Shareholders to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, on Tuesday, April 29, 1997, at 10:30 a.m.
local time.

     We will be serving a continental breakfast at 9:30 a.m. prior to the meeting. As always, I would be most pleased to have you in attendance for this social period.

     At your earliest convenience, please mark and sign the enclosed Meeting Attendance Card and return it to us in the envelope provided.

                                             Sincerely,

                                             (Mrs.) Anne B. Sweigart
                                             Chairman of the Board, President
                                             and Chief Executive Officer

Enclosures

                           D & E COMMUNICATIONS, INC.
                              Ephrata, Pennsylvania

                          NOTICE OF 1997 ANNUAL MEETING
                        TO SHAREHOLDERS AND PARTICIPANTS
                        IN THE DIVIDEND REINVESTMENT PLAN


     The Annual Meeting of the Shareholders of D & E Communications, Inc. ("the Company") will be held in accordance with the By-Laws of the Company on Tuesday, April 29, 1997, at 10:30 am. local time, at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, for the purposes stated below, which are more fully described in the accompanying Proxy Statement:

     1. To elect three (3) Class B Directors for a term to expire in the year 2000 (and until their successors are duly elected and qualified);

     2. To amend and restate the Articles of Incorporation of the Company in their entirety in order to increase the size of the Board of Directors from nine
(9) members to twelve (12) members and to make certain other nonsubstantive clarifications (the "Amendment");

     3. If the Amendment is approved, to elect one (1) additional Class B Director for a term to expire in the year 2000 (and until his successor is duly elected and qualified);

     4. To ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent auditors in 1997; and

     5. To act upon such other business as may properly come before the meeting.

     Only holders of common stock of record on the books of the Company at the close of business on March 14, 1997, will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company, as trustee of the D & E Communications, Inc. Dividend Reinvestment Plan (the "DRIP") (the "Trustee"), is the record owner of the shares which have been allocated to your DRIP account. Pursuant to the DRIP, you are entitled to direct the Trustee on how to vote the shares allocated to your account by returning the enclosed Participant's Direction Card. A copy of the Proxy Statement, the 1996 Annual Report of the Company, the Independent Accountants' Report, a Proxy Card and a Participant's Direction Card are being mailed to you simultaneously prior to the Annual Meeting. The Board of Directors' nominees for directors are set forth in the accompanying Proxy Statement, as well as further information on the foregoing matters.

     THE ENCLOSED PROXY AND PARTICIPANT'S DIRECTION, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors

March 28, 1997                               W. Garth Sprecher
                                             Secretary

Enclosures

                           D & E COMMUNICATIONS, INC.
                              Ephrata, Pennsylvania

                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                TO PARTICIPANTS OF THE D & E COMMUNICATIONS, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN

     The Annual Meeting of the Shareholders of D & E Communications, Inc. ("the Company") will be held in accordance with the By-Laws of the Company, on Tuesday, April 29, 1997, at 10:30 a.m. local time, at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522, for the purposes stated below, which are more fully described in the accompanying Proxy
Statement:

     1. To elect three (3) Class B Directors for a term to expire in the year 2000 (and until their successors are duly elected and qualified);

     2. To amend and restate the Articles of Incorporation of the Company in their entirety in order to increase the size of the Board of Directors from nine
(9) members to twelve (12) members and to make certain other nonsubstantive clarifications (the "Amendment");

     3. If the Amendment is approved, to elect one (1) additional Class B Director for a term to expire in the year 2000 (and until his successor is duly elected and qualified);

     4. To ratify the Board of Directors' selection of Coopers & Lybrand L.L.P. as independent auditors in 1997; and

     5. To act upon such other business as may properly come before the meeting.

     Only holders of common stock of record on the books of the Company at the close of business on March 14, 1997, will be entitled to vote at the Annual Meeting or any adjournment thereof. CoreStates Bank, the trustee (the "Trustee") of the D & E Communications, Inc. Employee Stock Ownership Plan (the "ESOP"), is the record owner of the shares which have been allocated to your ESOP account. Pursuant to the ESOP, you are entitled to direct the Trustee on how to vote the shares allocated to your account by returning the enclosed Participant's Direction Card. A copy of the Proxy Statement, the 1996 Annual Report of the Company, the Independent Accountants' Report and a Participant's Direction Card are being mailed to you simultaneously prior to the Annual Meeting. The Board of Directors' nominees for directors are set forth in the accompanying Proxy Statement, as well as further information on the foregoing matters.

     THE ENCLOSED PARTICIPANT'S DIRECTION, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, SHOULD BE RETURNED TO THE TRUSTEE IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

March 28, 1997                              By Order of the Board of Directors


                                            W. Garth Sprecher
                                            Secretary

Enclosures

                                 PROXY STATEMENT

     [This is a preliminary proxy statement as required pursuant to Rule 14a-b(a). A definitive proxy statement shall be released to security holders on March 28, 1997.]

     Proxies in the accompanying form are being solicited by the Board of Directors (the "Board") of D & E Communications, Inc. ("the Company"), for use at the annual meeting of the Shareholders (as defined below) to be held at 10:30 a.m. on Tuesday, April 29, 1997 at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania 17522 (the "Annual Meeting"). This proxy statement and the form of proxy are being mailed to the Shareholders (as defined below) commencing on or about March 28, 1997.

     Only holders of shares of the common stock, par value $0.16 per share, of the Company (the "Common Stock") of record on the books of the Company at the close of business on March 14, 1997 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were [5,764,000] shares of the Common Stock outstanding. Holders of record of the Common Stock at the close of business on the Record Date (the "Shareholders"), or their proxies, are entitled to cumulative voting rights in the election of directors at the Annual Meeting. Under cumulative voting, a Shareholder, or the Shareholder's proxy, may vote the number of shares of the Common Stock owned by the Shareholder for as many persons as there are directors to be elected, or may cumulate such votes and give to one, or distribute among two or more nominees, as many votes as shall equal the number of directors to be elected multiplied by the number of the Shareholder's shares of the Common Stock. Those persons receiving the highest number of votes are declared to be elected directors of the Company. For all other purposes, the Shareholders, or their proxies, are entitled to one vote per each share of the Common Stock at the Annual Meeting.

     Judges of election are appointed by the Board to conduct the tabulation of votes with respect to the election of Directors and the other matters to come before the Annual Meeting and to report the results thereof.

     On June 11, 1996, the Denver and Ephrata Telephone and Telegraph Company (the "Telco") effected a restructuring into a holding company structure whereby the Company, which had been a wholly-owned subsidiary of Telco, became the parent company and 100% owner of the shares of the common stock of the Telco, and all of the holders of common stock of the Telco became the holders of all of the Common Stock of the Company. Accordingly, references in this proxy statement to the Company in an historical context are intended to be the Company after June 11, 1996 and to the Telco before June 11, 1996.

                   PROPOSAL 1: ELECTION OF THREE (3) DIRECTORS

     The Board currently consists of nine (9) members divided into three (3) classes which are classified with respect to the year in which their term shall expire. Each class of directors holds office for a term of three (3) years (and until their successors are duly elected and qualified), and the three (3) classes of the Board are staggered. Accordingly, one of the three (3) classes, comprising one-third of the directors, is elected each year to succeed the directors whose terms are expiring. Currently, the directors in Class B are serving terms expiring this year. The directors in Classes A and C are serving terms expiring at the annual meeting of the shareholders in 1999 and 1998, respectively.

     The Board has nominated for re-election to Class B two (2) directors whose terms expire this year, namely Robert M. Lauman and Ronald E. Frisbie, and one
(1) additional person who has not previously served on the Board, namely Thomas
H. Bamford, to replace Charles E. Thomas who has decided not to submit his name for re-election. If elected, their terms are to expire in the year 2000 (and until their successors are duly elected and qualified). There are no arrangements or understandings between any director or nominee and any other person pursuant to which the director or nominee was or is to be elected as a director.

     The Company has been advised by the persons named in the accompanying proxy that they intend to vote pursuant to the proxy for the election of Messrs. Lauman and Frisbie (who are presently directors of the Company with regular terms expiring this year), and Mr. Bamford as a new director in Class B, and to exercise cumulative voting, if necessary, to secure their election. Each individual nominated for election as director has agreed to serve if elected. However, the Company is informed that in the event of the refusal or inability of any of the foregoing nominees for director to serve, the persons named in the accompanying proxy intend to vote at the Annual Meeting pursuant to the proxy for the election of such person(s), if any, as may be nominated by the Board, subject to the right of the persons named in the proxy to exercise cumulative voting rights as described above.

Directors

     Information about each nominee to serve in Class B and the other directors serving in Classes A and C follows.

Nominees For Class B Directors For Terms To Expire In 2000

     Robert M. Lauman, age 71, has been the Executive Vice President and Chief Operating Officer of the Company since 1990. He joined the Company in 1983 and was previously employed by Bell of Pennsylvania from 1946 to 1983, at which time he retired as a Director and as Chief Operating and Planning Officer. Mr. Lauman is a registered Professional Engineer, a member of the Pennsylvania Society of Professional Engineers and the Institute of Electrical and Electronics Engineer, Inc. He has been a director since 1983 and is a member of the Executive Committee and the Compensation Committee.

     Ronald E. Frisbie, age 74, retired from the Company in 1992. He was employed by the Western Electric Company from 1947 to 1949 and the Commonwealth Telephone Company from 1949 to 1953 at which time he became employed by the Company as Wire Chief. Mr. Frisbie was a Vice President from 1971 until 1992, Secretary, Treasurer and Assistant to the President from 1985 until 1992 and has been a Director since 1983.

     Thomas H. Bamford, age 56, is Director of Community Relations for the Lancaster Health Alliance. He joined the Alliance in 1995 upon his retirement after nearly 27 years with CoreStates Bank. At his retirement, he was Senior Vice President, Director of Corporate Communications and Lancaster Area Executive Officer for CoreStates Bank. Mr. Bamford is an accredited member of the Public Relations Society of America. He is currently a director of the United Way of Lancaster County, the Louise Von Hess Foundation for Medical Education, the Lancaster Housing Opportunities Partnership, the Lancaster YMCA Foundation and the Rotary Club of Lancaster. He is a member of the Marketing and Communications Council of the Lancaster Chamber of Commerce and Industry and the Lancaster County Health Partnership. Mr. Bamford is a past president of the United Way, YMCA, and Lancaster Celebration 250, Inc.

Class A Directors Whose Terms Expire In 1999

     John Amos, age 64, became a member of the Board on January 25, 1990. He has been in the commercial fruit and produce growing business for more than 39 years in Grand Traverse County, Michigan. Mr. Amos is a member of the Audit Committee.

     W. Garth Sprecher, age 45, is Vice President and Secretary of the Company and Chief Executive Officer of D & E Marketing Corp. He joined the Company in 1984, as a Communications Consultant for Red Rose Communications, Inc. (f.k.a. Red Rose Systems, Inc.). He was named Commercial Manager of the Company in 1988. In 1990, he assumed the position of Assistant Secretary and Director of External Affairs, and in 1996, he assumed his present position. Mr. Sprecher became a Director of the Company on March 27, 1993. He is a member of the Board of Directors of the Lancaster Chamber of Commerce and Industry and is a director of the Ephrata Chamber of Commerce. He is also a member of the Board of Directors of the Mid-Atlantic Chapter of the American Society of Corporate Secretaries. Mr. Sprecher is a member of the Executive Committee.

     G. William Ruhl, age 57, is the Senior Vice President of the Company and Chief Executive Officer of the Denver and Ephrata Telephone and Telegraph Company. He joined the Company in 1991 and was previously employed by Bell of Pennsylvania from 1961 to 1991, at which time he retired as Director of Network Architecture and Deployment Planning. Mr. Ruhl is a registered Professional Engineer and a member of the Institute of Electrical and Electronics Engineers, Inc. He is also on the Board of Directors of the Central Pennsylvania Symphony. He became a director of the Company on March 27, 1993. He is a member of the Executive Committee.

Class C Directors Whose Terms Expire In 1998

     Anne B. Sweigart, age 82, is the Chief Executive Officer, President and Chairman of the Board of the Company. She became a director in 1952 and has been Chairman of the Board since July 1985. Mrs. Sweigart served as Executive Vice President from March 1981 to July 1985. Her employment began in 1936, twenty-five years after her father founded the Company. From that time until today she has always been involved in the management affairs of the Company. She serves on numerous Boards and is currently a Trustee of Rider University, an Associate Trustee of Elizabethtown College, an Honorary Trustee of Lebanon Valley College and a Trustee of Linden Hall School for Girls. Mrs. Sweigart is a member of the Audit Committee and serves as Chairman of the Executive Committee.

     Paul W. Brubaker, age 53, is a Director and Executive Vice President of the Ephrata National Bank, where he has been employed since 1961. He is a member of the American Institute of Banking and of the Finance Committee of the Ephrata Economic Development Board, and he has served as Vice Chairman of the National Board of the Church of the Brethren in Elgin, Illinois. He has been a director of the Company since 1990. Mr. Brubaker is Chairman of the Audit Committee and a member of the Compensation Committee.

     Steven B. Silverman, age 64, became a member of the Board on September 8, 1994. He is a senior partner in the law firm of Rothenberg & Silverman, Elkins Park, Pennsylvania. In addition to his private practice, he serves as an adjunct professor of labor law at Dickinson School of Law in Carlisle, Pennsylvania. Mr. Silverman is a member of the Audit Committee and Compensation Committee.

General Information Regarding The Board Of Directors

Director Attendance at Board Meetings

     The board held a total of twelve (12) regularly scheduled meetings during the year ended December 31, 1996. Each incumbent director attended in excess of 75% of the nineteen (19) aggregate meetings of the Board and the Board's following three (3) standing committees: the Audit Committee, the Compensation Committee, and the Executive Committee.

Compensation of Directors

     The directors were each paid $950.00 per meeting which they attended ($500.00 per meeting in which they did not participate) and $100.00 per any committee meeting of the Board not held in conjunction with a Board meeting. Actual travel and lodging expenses were also reimbursed.

Board Committees

Audit Committee

     The current Audit Committee, consisting of Anne B. Sweigart, Steven B. Silverman, Paul W. Brubaker (Chairman) and John Amos, is responsible for recommending to the Board the firm of independent public accountants responsible to audit the Company's financial statements. This Committee also reviews with the independent public accountants the results of their audit work. The Audit Committee held two (2) meetings during 1996.

Compensation Committee

     The current Compensation Committee, consisting of Robert M. Lauman, Charles
E. Thomas (Chairman), Paul W. Brubaker and Steven B. Silverman, reviews and makes recommendations to the Board regarding the compensation practices of the Company. The Compensation Committee held three (3) meetings during 1996.

Executive Committee

     The current Executive Committee, consisting of Anne B. Sweigart (Chairman), Robert M. Lauman, G. William Ruhl and W. Garth Sprecher, is designed to perform and uphold the duties and responsibilities of the Board as dictated by the By-Laws of the Company and within the limitations set by the Board. The Executive Committee held two (2) meetings during 1996.

Security Ownership Of Management

     As of [March 6], 1997 (the "Most Practicable Date"), there were [5,764,000] shares of the Company's Common Shares outstanding. The table below sets forth the ownership of the Common Stock held, as of the Most Practicable Date, by each of (i) the directors (and nominees), (ii) the executive officers and (iii) all directors and officers as a group.


                                                              Nature and Amount of                     Percent
                 Name of Beneficial Owner                     Beneficial Ownership                    of Class
                 ------------------------                     --------------------                    --------
John Amos..............................................      [42,100] (4, 7)                                 *
Thomas H. Bamford (nominee)............................      500
Paul W. Brubaker.......................................      [3,375] (1)                                     *
Ronald E. Frisbie......................................      [49,730] (1, 3, 4)                              *
Donald R. Kaufmann.....................................      [518] (2, 6)                                    *
Robert M. Lauman.......................................      [46,524] (1, 2, 5, 6)                           *
Thomas E. Morell.......................................      [1,304] (2, 5)                                  *
G. William Ruhl........................................      [2,933] (1, 2, 5, 6)                            *
Steven B. Silverman....................................      [602] (6)                                       *
Emily B. Sprecher......................................      [302,643] (1)                             [5.25]%
W. Garth Sprecher......................................      [94,421] (1, 2, 4, 5, 6)                  [1.64]%
Anne B. Sweigart.......................................      [370,867] (1, 2, 4, 5, 6)                 [6.43]%
D. Mark Thomas (nominee)...............................      1,300 (8)
All Directors and Officers as a group..................      880,817 (1, 2, 3, 4, 5, 6, 7)              15.28%

-----------------
     * Less than 1 percent.

(1) Includes shares owned in their individual capacities, but held by the D & E Communications, Inc. Voting Trust (f/k/a Denver and Ephrata Telephone and Telegraph Company Voting Trust) (the "Voting Trust") as of the Most Practicable Date as follows: [3,375] for Mr. Brubaker, [49,430] for Mr. Frisbie, [300] for Mr. Kaufmann, [44,615] for Mr. Lauman, [672] for Mr. Ruhl, [266,643] for Mrs. Sprecher, [93,283] for Mr. Sprecher, [332,457] for Mrs. Sweigart, [36,000] for Mrs. Sweigart and Mrs. Sprecher as joint trustees (which are included in both Mrs. Sweigart's and Mrs. Sprecher's shares shown above), and [790,775] for all directors and officers as a group. Mrs. Sweigart and Messrs. Amos, Frisbie and Sprecher are Voting Trustees of the Voting Trust.

(2) Includes shares held in the Company's Employee Stock Ownership Plan as of the Most Practicable Date as follows: [214] for Mr. Kaufmann, [426] for Mr. Lauman, [977] for Mr. Morell, [1,099] for Mr. Ruhl, [858] for Mr. Sprecher, [459] for Mrs. Sweigart and [4,033] for all directors and officers as a group. All fractional shares are rounded to the nearest whole share.

(3) Does not include [920] shares owned by Mr. Frisbie's wife, with respect to which Mr. Frisbie disclaims beneficial ownership.

(4) Does not include shares not owned in their own capacities, but held by the Voting Trust, for which Mrs. Sweigart and Messrs. Amos, Frisbie and Sprecher serve as Trustees, as to which shares each of the Trustees disclaims beneficial ownership.

(5) Includes shares held in the Company's Employee Stock Purchase Plan as of the Most Practicable Date as follows: [763] for Mr. Lauman, [327] for Mr. Morell, [827] for Mr. Ruhl, [259] for Mr. Sprecher, [1,641] for Mrs. Sweigart and [3,817] for all directors and officers as a group.

(6) Includes shares held in the Company's Dividend Reinvestment Plan as of the Most Practicable Date as follows: [4] for Mr. Kaufmann, [719] for Mr. Lauman, [35] for Mr. Ruhl, [2] for Mr. Silverman, [20] for Mr. Sprecher, [11] for Mrs. Sweigart and [791] for all directors and officers as a group.

(7) Includes shares held in the John Amos Living Trust, of which Mr. Amos is trustee. Does not include [43,806] owned by the Mary P. Amos Living Trust, of which Mr. Amos' wife is trustee, and to which Mr. Amos disclaims beneficial ownership.

(8) Includes 300 shares held as custodian for Emily Thomas and 600 shares held as custodian for David Thomas for which Mr. Thomas does not disclaim beneficial ownership.


Section 16(a) Beneficial Ownership Reporting Compliance

The following persons who are subject to Section 16 reporting compliance did not timely file their Form 5 reports disclosing their beneficial ownership in the Company as of December 31, 1996: Donald R. Kaufmann, Robert M. Lauman, Thomas E. Morell, G. William Ruhl, Steven B. Silverman, Emily B. Sprecher, W. Garth Sprecher and Anne B. Sweigart In addition, Mr. Kaufmann became an executive officer of the Company during 1996 and a Form 3 was not filed on his behalf.


Identification Of Executive Officers

     The following table sets forth the names, ages, and positions of the executive officers of the Company. All officers of the Company serve for terms of one year, and until re-elected or until a successor is duly elected at the annual organizational meeting of directors, which follows the annual shareholders' meeting. No officers have any arrangements or understandings with any other person pursuant to which such officer was or is to be selected as an officer.

                                                                      Position
Name                   Age      Position                              Held Since
----                   ---      --------                              ----------
Anne B. Sweigart        82      Chairman, President, and              1985
                                Chief Executive Officer

Robert M. Lauman        71      Executive Vice President and          1990
                                Chief Operating Officer

G. William Ruhl         57      Senior Vice President                 1991

Thomas E. Morell        36      Vice President, Chief Financial       1995
                                Officer and Treasurer (1)

Emily B. Sprecher       90      Assistant Treasurer                   1980

W. Garth Sprecher       45      Vice President and Secretary (1)      1993

Donald R. Kaufmann      54      Vice President                        1996

 (1)  Both Messrs. Morell and Sprecher were elected as a Vice President in 1996.

         Emily B. Sprecher, age 90, is Assistant Treasurer of the Company. Mrs. Sprecher had an early career as a public school teacher. Since 1958, she has been employed by the Company in various capacities, including Assistant Secretary and Assistant Treasurer from 1980 to 1990 and Assistant Treasurer since 1990. She is the daughter of the founder of the Company, William F. Brossman, a sister of Anne B. Sweigart, and the mother of W. Garth Sprecher.

         Thomas E. Morell, age 36, is Vice President, Chief Financial Officer and Treasurer of the Company and Chairman of D & E Marketing Corp. Mr. Morell is a Certified Public Accountant and is a member of the Pennsylvania Institute of Certified Public Accountants. From 1982 to 1984, he was employed by Coopers & Lybrand, L.L.P. as an auditor. Mr. Morell was Assistant Controller of the Company from 1984 to 1990; Controller from 1990 to 1995 and Chief Financial Officer and Treasurer since August 22, 1995.

         Donald R. Kaufmann, age 54, is Vice President of the Company and Chief Executive Officer of the Company's subsidiary, Red Rose Communications, Inc. From 1965 to 1995, Mr. Kaufmann was employed by Bell Atlantic. When Mr. Kaufmann left Bell Atlantic, he was Director of Network Investment Management.

Executive Compensation

Summary Compensation Table

     The following table sets forth the compensation received for services to the Company and its subsidiaries during each of the last three (3) fiscal years by the Company's CEO and, in addition, the individual who during 1996 was the most highly compensated executive officer of the Company and who received in excess of $100,000 in salary and bonus.


                                                                    Annual Compensation
                                             -----------------------------------------------------
                                                                     Other Annual      All Other
                                             Salary       Bonus      Compensation     Compensation
Name and Principal Position        Year       ($)         ($)(A)        ($)(B)           ($)(C)
---------------------------        ----     --------      ------        ------           ------

Anne B. Sweigart                   1996     $148,124      $21,945         -0-           $149,319
   Chairman, President & CEO       1995      141,131       21,105         -0-            142,122
                                   1994      134,515       13,400         -0-            134,709

Robert M. Lauman                   1996     $137,730      $20,550        $-0-            $41,908
   Executive Vice President        1995      131,738       19,695      21,263             20,681
   & Chief Operating Officer       1994      125,485       12,500         -0-             19,751

----------------

(A) Bonuses are established pursuant to the Company's Management Incentive Plan under performance targets for the year established by the Compensation Committee.

(B) Except in the case of Mr. Lauman, the aggregate amounts paid to the named executive officers did not exceed the lesser of (i) $50,000 or
         (ii) 10% of the total annual salary and bonus reported for each individual. In 1995, amounts paid to Mr. Lauman include an initiation and membership fee of $13,820, which was greater that 25% of his total "other annual compensation" in such year.

(C) The amounts shown in this column are for the following persons for the following items in the years 1996, 1995, and 1994, respectively:
         (i) Anne B. Sweigart: $19,684, $19,919 and $20,152 for Split Dollar Life Insurance; $2,926, $2,672 and $2,690 for the 401(k) Company Match; $126,709, $119,531 and $111,867, Pension Benefits (over age 70 1/2);
         and (ii) Robert M. Lauman: $15,606, $15,790 and $15,981 for the Split Dollar Life Insurance; $0, $2,256 and $1,260 for Term Life Insurance; $2,714, $2,635 and $2,510 for the 401(k) Company Match; $23,588 in 1996
         for Pension Benefits (over age 70 1/2).

Compensation Committee Report On Executive Compensation

     The Company's executive compensation program is administered by the Compensation Committee (the "Committee") comprised of Directors Charles E. Thomas (Chairman), Robert M. Lauman, Paul W. Brubaker and Steven B. Silverman.

     In establishing the base salaries of the executive officers of the Company, including the Chief Executive Officer, Mrs. Sweigart, and Chief Operating Officer, Mr. Lauman, the Committee considers a number of factors, including salary ranges for comparable positions at other companies, the historical financial performance of the Company, the level of responsibility of the employee, the quality and affordability of the service provided to the Company's customers and the level of inflation for the period. For 1996, a compensation consultant retained by the Committee developed recommended salary ranges for executive officers of the Company based on a comparison of salaries paid at comparable telephone and other companies for positions with equivalent levels of responsibility. (There is, however, no intentional relation between the companies used for compensation purposes and the companies in the Standard and Poor's Telephone Index (S&P Tel) used in the Stock Performance Graph below.) Using the consultant's recommendations, and based on the Committee's subjective evaluation of the factors listed above, including the Company's performance, the base salary of the Chief Executive Officer was increased by 16.2% for 1996 from 1995, and the base salary of the Chief Operating Officer was increased 6.9% for 1996 from 1995.

     Beginning in 1993, the Committee also provided an annual incentive opportunity to the Company's executive officers pursuant to the Company's Management Incentive Plan. Under the Plan, the Committee establishes performance targets for the year, including targets for net income, operating cash flow and expense control. In 1996, the performance goals established by the Committee at the beginning of the year were achieved, and bonuses of $21,945 and $20,550 were paid to Mrs. Sweigart and Mr. Lauman, respectively.

                                                         Respectfully Submitted,

                                                      The Compensation Committee
                                                               Charles E. Thomas
                                                                Paul W. Brubaker
                                                                Robert M. Lauman
                                                             Steven B. Silverman




Insider Participation in Compensation Decisions

     During the year ended December 31, 1996, Messrs. Thomas (Chairman), Brubaker, Silverman and Lauman served on the Compensation Committee of the Board. Mr. Lauman is an executive officer of the Company.

Pension Plan Table

     The Company's pension plan is a noncontributory defined benefit plan computed on an actuarial basis covering all eligible employees. The plan provides benefits based on years of service and the employee's compensation as the average of the highest three years of the previous ten years prior to retirement. Accrued benefits are vested after five years of service. Normal retirement age is 65, but an employee who has attained the age of 55 and has at least 25 years of service (The Rule of Eighty) may retire without any actuarial reduction of his benefit. Benefit amounts are not subject to any deduction for Social Security or other amounts.

     The following table illustrates the maximum annual benefit payable upon retirement pursuant to the Company's pension plan for employees with specified average final compensation and years of service, assuming normal retirement age and payment as a single life annuity.

                                                            Years of Service

                     ------------------------------------------------------------------------------------------------
   Average Final
   Compensation             15                  20                 25                 30                  35
   ------------
       $100,000          $24,000             $32,000             $40,000            $48,000             $56,000
        110,000           26,400              35,200              44,000             52,800              61,600
        120,000           28,800              38,400              48,000             57,600              67,200
        130,000           31,200              41,600              52,000             62,400              72,800
        140,000           33,600              44,800              56,000             67,200              78,400
        150,000           36,000              48,000              60,000             72,000              84,000
        160,000           38,400              51,200              64,000             76,800              89,600
        170,000           40,800              54,400              68,000             81,600              95,200

--------------------
     Compensation included in the pension plan base consists of the salaries shown in the Salary and Bonus columns of the Summary Compensation Table. As of December 31, 1996, Mrs. Sweigart and Mr. Lauman had 60 and 13 years of service, respectively, for purposes of the pension plan.






Stock Performance Graph

     The following is a graphical comparison of five-year cumulative total return on shares of the Company's Common Shares.

                                    [GRAPHIC]
    In the printed version, a line graph appears which depicts the following plot points:

                       1991             1992            1993             1994             1995            1996
                       ----             ----            ----             ----             ----            ----
S & P 500             $100.00         $107.62          $118.46          $120.03         $165.13          $203.05
S & P Tel             $100.00         $109.73          $126.73          $121.49         $183.02          $184.85
D & E                 $100.00         $129.80          $205.99          $260.63         $289.64          $286.64

     Assumes $100 invested in each of the Standard and Poor's (S & P) 500 Index, the S & P Telephone Index (S & P Tel) and the Company's Common Stock, on December 31, 1991 and that all dividends were reinvested.


     The Common Stock is currently quoted on the National Association of Securities Dealers Automated Quotations National Market System (the "NASDAQ-NMS"). Prior to being quoted on the NASDAQ-NMS, the Common Stock was traded on the over-the-counter market. For the years represented on the graph, the points plotted on the graph above use an average of the high and low bid prices of the Common Stock on the last trading day before the beginning of each fiscal year reported above, as reported on the interdealer quotation system and summarized in the "Pink Sheets" published by the National Quotation Bureau. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.



Security Ownership Of Certain Beneficial Owners

         The following shares are shown as of the Record Date.

Name and Address                Amount and Nature of                   Percent
of Beneficial Owner             Beneficial Ownership                   of Class
-------------------             --------------------                   --------
The Voting Trust  D & E         [3,158,106] (1)                        [54.79]%

Communications, Inc.
("Voting Trust")
P.O. Box 458
Ephrata, PA  17522

The Ephrata National
Bank, Trustee of                [1,100,100] (2)                        [19.09]%
the William and Jemima Brossman
Charitable Foundation (the
"Charitable Foundation")
P.O. Box 457
Ephrata, PA  17522


Anne B. Sweigart                [370,867] (3)                          [6.43]%
207 East Main Street
Ephrata, PA  17522

Emily B. Sprecher               [302,643] (4)                          [5.25]%
150 East Main Street
Ephrata, PA  17522


(1) Certain shareholders are parties to that certain Voting Trust Agreement, dated as of November 19, 1992, pursuant to which the Voting Trustees named therein have the right to exercise sole voting power on all matters submitted to the Company's shareholders for a vote, but not investment power, with respect to the shares held by such shareholders. By its terms, the Voting Trust expires November 18, 2002. The Trustees of the Voting Trust are Anne B. Sweigart, Ronald
E. Frisbie, W. Garth Sprecher, Kay W. Shober and John Amos, each of whom, except for Mr. Shober, is a director of the Company. Each of the Voting Trustees disclaims beneficial ownership of the shares held by the Voting Trust, except such shares held in each Trustee's capacity as a participant of the Voting Trust.

(2) The Charitable Foundation is a member of the Voting Trust. Therefore, the number of shares shown above as held by the Charitable Foundation is also included in the number of shares shown above held by the Voting Trust. Ephrata National Bank, as trustee of the Charitable Foundation, exercises sole investment power, but not the voting power, with respect to such shares held by the Charitable Foundation.


(3) Mrs. Sweigart is a member of the Voting Trust and has the sole investment power, but not the voting power, with respect to such shares, except in her capacity as Voting Trustee. Therefore, the number of shares shown above as held by Mrs. Sweigart is also included in the number of shares shown above as held by the Voting Trust.

(4) Mrs. Sprecher is a member of the Voting Trust and has the sole investment power, but not the voting power, with respect to such shares. Therefore, the number of shares shown above as held by Mrs. Sprecher is also included in the number of shares shown above as held by the Voting Trust.

Certain Relationships And Related Transactions

     Mr. Steven B. Silverman, a director of the Company, is a senior partner in the law firm of Rothenberg & Silverman, which is currently retained as counsel to the Company.

     Mr. D. Mark Thomas, a nominee for election as a Class B director of the Company (as discussed below), is a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, which is currently retained as counsel to the Company.

     Mrs. Anne B. Sweigart, Chairman of the Board, President and Chief Executive Officer, and Mrs. Emily B. Sprecher, Assistant Treasurer, are sisters. W. Garth Sprecher, Vice President and Secretary of the Company is
Mrs. Sprecher's son.

     The Board Recommends the Election of Its Three (3) Nominees as Class B Directors.

                       PROPOSAL 2: AMENDING AND RESTATING
         THE ARTICLES OF INCORPORATION OF THE COMPANY IN THEIR ENTIRETY

     The Board recommends that the Articles of Incorporation of the Company (the "Articles") be amended and restated in their entirety in the form attached hereto as Exhibit A (the "Amendment") such that the bracketed language in Exhibit A is deleted from the Articles and the double underscored language in Exhibit A is added to the Articles. The Amendment would increase the size of the Board from nine (9) members to twelve (12) members and would make certain other nonsubstantive clarifications in the existing Articles. The expansion of the Board will provide the Company with access to additional qualified individuals whose experience will add expertise to the Company as it pursues its goals for the future, including positioning the Company to enter a new age in telecommunications, and making the nonsubstantive clarifications will remedy [two (2)] mistaken cross-references in the Articles as recently adopted during the formation of the holding company structure. This proposal is being submitted to the Shareholders for approval, which requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon.

     The Board Recommends the Shareholders Vote in Favor of the Amendment.

               PROPOSAL 3: ELECTION OF ONE (1) ADDITIONAL DIRECTOR

     Subject to the approval of Proposal 2, the Board is recommending D. Mark Thomas for election as a Class B director. If elected, his term is to expire in the year 2000 (and until his successor is duly elected and qualified). There is no arrangement or understanding between Mr. Thomas and any other person pursuant to which he was or is to be elected as a director. The Company has been advised by the persons named in the accompanying proxy that they intend to vote pursuant to the proxy for the election of Mr. Thomas and to exercise cumulative voting, if necessary, to secure his election. Mr. Thomas has agreed to serve if elected. However, the Company is informed that in the event of the refusal or inability of Mr. Thomas to serve, the persons named in the accompanying proxy intend to vote at the Annual Meeting pursuant to the proxy for the election of such person, if any, as may be nominated by the Board, subject to the right of the persons named in the proxy to exercise cumulative voting rights as described above.

     Please refer to Proposal 1 for general information concerning the election of directors. Set forth below is information about Mr. Thomas whom the Board has nominated for election to Class B, subject to approval by the Shareholders of Proposal 2.


     D. Mark Thomas, age 49, has been a managing partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation of the firm in 1991, concentrating primarily in public utility and telecommunications law. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990. He is also a director of ConQuest Telecommunications Service Corp.


     The Board Recommends the Election of Its One (1) Additional Nominee as a Class B Director.

                                   PROPOSAL 4:
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board, upon recommendation of its Audit Committee, appointed Coopers & Lybrand, L.L.P., as auditors of the Company's Financial Statements for 1997. The recommendation is being submitted to the Shareholders for approval, which requires the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

     The Board Recommends the Shareholders vote in Favor of Ratifying Coopers & Lybrand, L.L.P. as Independent Auditors for 1997.

                           1998 SHAREHOLDER PROPOSALS

     Proposals of shareholders intended for inclusion in the Company's proxy statement relating to the 1998 Annual Meeting must be received at the Company's principal executive offices, 124 East Main Street, Ephrata, PA 17522 (please address to the attention of W. Garth Sprecher, Vice President and Secretary), no later than Friday, November 28, 1997. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

                                  OTHER MATTERS

     The Board is not aware that any matter other than those listed in the Notice of 1997 Annual Meeting of Shareholders is to be presented for action at the Annual Meeting. If any of the Board's nominees are unavailable for election as a director or if any matter should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the proxy in respect thereof in accordance with the best judgment of the person or persons acting as proxies.

     Any Shareholder who executes and returns the proxy may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

     The Company will pay the expense in connection with printing, assembling and mailing the Notice of 1997 Annual Meeting of Shareholders, this Proxy Statement and the accompanying form of proxy. In addition to the use of mails, proxies may be solicited by directors, officers and other employees of the Company personally or by telephone. The Company may request persons holding stock in their names or names of nominees to send proxy material to, and obtain proxies from, their principals and the Company will reimburse such persons for their expense in so doing.

     Items included in this Proxy Statement are as of December 31, 1996, unless otherwise stated.


     UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO W. GARTH SPRECHER, VICE PRESIDENT AND SECRETARY, D & E COMMUNICATIONS, INC., 124 EAST MAIN STREET, EPHRATA, PA 17522, A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 WILL BE PROVIDED WITHOUT CHARGE.


March 28, 1997





                                    EXHIBIT A
                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                           D & E COMMUNICATIONS, INC.

     1. Name. The name of the corporation is D & E Communications, Inc. (herein called the "Corporation").

     2. 2. [2.1] Registered Office. The location and post office address of the Corporation's registered office in the Commonwealth of Pennsylvania is 124 East Main Street, Brossman Business Complex,

Ephrata, Lancaster County, Pennsylvania 17522.

           [2.2 Sole Incorporator. The name and address of the sole incorporator is Kimberly Ross Lieb, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219.]

     3. Purpose and Powers. The Corporation is incorporated under the Business Corporation Law of 1988, as amended, and shall have unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under said Business Corporation Law.

     4. Term of Existence. The term for which the Corporation shall exist is perpetual.

     5. Capital Stock.

           5.1 Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is:

                5.1.1 20,000,000 shares of Preferred Stock, without par value;
and

                5.1.2 30,000,000 shares of Common Stock, par value of $0.16 per share.

           5.2 Preferred Stock. The Preferred Stock may be divided into one or more classes or series as determined by the Board of Directors as hereinafter provided. Each class or series of Preferred Stock may have full, limited, multiple or fractional, or no voting rights, and such designations, preferences, limitations, qualifications, privileges, options, restrictions and special rights as determined by the Board of Directors as hereinafter provided. The division of the Preferred Stock into classes or series, the determination of the designation and the number of shares of any such class or series and the determination of the voting rights, preferences, limitations, qualifications, privileges, options, restrictions and special rights of the shares of any such class or series may be accomplished by an amendment to this Section 5.2, which amendment may be made solely by action of the Board of Directors, which shall have the full authority permitted by law to make such division and determinations. Unless otherwise provided in a resolution or resolutions establishing any particular class or series of Preferred Stock, the aggregate number of authorized shares of Preferred Stock may be increased by an amendment to the Articles approved solely by the holders of the Common Stock and of any Preferred Stock which is entitled pursuant to its voting rights designated by the Board to vote thereon, if at all, voting together as a class.

           5.3 Common Stock. Except for and subject to those rights expressly granted to holders of the Preferred Stock or any series thereof by one or more amendments to these Articles adopted by the Board of Directors and except as may be provided by the laws of the Commonwealth of Pennsylvania, holders of the Common Stock shall have exclusively all other rights of shareholders. The holders of shares of the Common Stock shall have one vote per share. All shares of Common Stock issued or to be issued shall be alike in every particular.

     6. Shareholder Meetings.

           6.1 Business to be Transacted. At any annual meeting or special meeting of shareholders, only such business as is properly brought before the meeting in accordance with this Article 6 may be transacted, and there will be no opportunity to cure any deficiencies in any notice given pursuant to this [Section] Article 6.

           6.2 Proposed Business. To be properly brought before any shareholder meeting, any proposed business must be either:

           6.2.1 Specified in the notice of the meeting of the shareholders (or any supplement thereto) given by or at the direction of the Board of Directors;

           6.2.2 Otherwise properly brought before the meeting of the shareholders by or at the direction of the Board of Directors; or

           6.2.3 If brought before an annual meeting of the shareholders by a shareholder, then:

              A. The shareholder must have been a shareholder of record on the record date for the determination of shareholders entitled to vote at the annual meeting of the shareholders;

              B. Written notice of such proposed business must have been received by the Secretary of the Corporation not later than 120 days in advance of the annual meeting of the shareholders at which the business is proposed to be transacted; provided, however, that in the event that less than 120 days notice or prior public disclosure of the date of the annual meeting of the shareholders is given, notice from the shareholder to be timely must be received not later than the tenth day following the date on which such notice of the date of the annual meeting of the shareholders was mailed or such public disclosure was made, whichever first occurs;

              C. Such written notice must set forth the following:

                 (a) The name and address of the shareholder proposing such business;

                 (b) A brief description of such business;

                 (c) The class, series and number of shares of the Corporation's capital stock owned by such shareholder;

                 (d) A description of all arrangements or understandings between such shareholder and any other person or persons in connection with such business or any special interest such shareholder may have in connection with such business;

                 (e) All other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had proxies been submitted with respect to such business by the Board of Directors; and

                 (f) A representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to bring such business before such meeting.

     7. Board of Directors.

           7.1 Powers. The property, business and affairs of the Corporation shall be managed and controlled by or under the direction of a Board of Directors. The Board of Directors may exercise all the powers of the Corporation and do all things for and in the name of the Corporation except such as are by statute, these Articles or the By-Laws conferred upon or reserved to the shareholders.

           7.2 Number. The Board of Directors shall consist of not less than five (5) nor more than [nine (9)] twelve (12) directors, the exact such number of persons to be fixed from time to time by a majority vote of the Board of Directors, plus such number of additional directors as the holders of any class or series of stock having a preference over the Common Stock as to dividends or assets, voting separately as a class or series, shall have the right from time to time to elect.

           7.3 Classes, Election and Terms. The directors elected by the holders of Voting Stock shall be classified in respect of the time for which they shall severally hold office by dividing them into three classes, as nearly equal in number as possible. If such classes of directors are not equal, the Board of Directors by a majority vote shall determine which class shall contain an unequal number of directors. The initial Board of Directors shall serve as directors of the Corporation for the respective terms for which the class of which they are members has been elected by the shareholders at the first called meeting of the shareholders, and at each annual meeting of the shareholders thereafter, the shareholders shall elect directors of the class whose term then expires, to hold office until the third succeeding annual meeting. Except as otherwise expressly provided in these Articles, each director shall hold office for the term for which he or she is elected and until his or her successor shall have been elected and qualified, or until such director's earlier death, resignation or removal in the manner provided in Section 7.4 hereof.

           7.4 Removal of Directors.

           7.4.1 Any director, any class of directors or the entire Board of Directors may be removed from office by shareholder vote at any time only for cause and only if, in addition to any vote required by any other provision of law, these Articles or the By-Laws of the Corporation, such removal is approved by the affirmative vote of:

              A. The holders of at least 80% of the voting power of all the then outstanding shares of Voting Stock, voting together as a single class; and

              B. The holders of at least a majority of the voting power of the outstanding shares of Voting Stock of the Corporation which are not beneficially owned by an Interested Shareholder, voting together as a single class.

           7.4.2 If shareholders are entitled to vote cumulatively in the election of directors, no individual director shall be removed, unless the entire Board of Directors or a class of the Board of Directors is removed, in case the votes of a sufficient number of shares are cast against the resolution for his removal, which, if cumulatively voted at a meeting of the shareholders for the election of directors, would be sufficient to elect one or more directors to the Board of Directors or to the class.

           7.4.3 In case the Board of Directors or a class of the Board of Directors or any one or more directors are so removed, new directors may be elected at the same meeting.

     7.5 Vacancies. Vacancies in the members of the Board of Directors elected by the holders of Voting Stock, including vacancies resulting from an increase in the number of directors, shall be filled only by a majority vote of the Disinterested Directors then in office, though less than a quorum, or by a sole remaining director, except as otherwise required by law. All such directors elected to fill vacancies shall hold office for a term expiring at the annual meeting of shareholders at which the term of the class to which they have been elected expires and until the election and qualification of his successor. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     7.6 Nominations of Director Candidates.

           7.6.1 Nominations for the election of directors may be made only by the Board of Directors or a committee appointed by the Board of Directors or by any holder of record of stock entitled to vote in the election of the directors to be elected at a meeting of the shareholders; provided, however, that a nomination may be made by a shareholder if written notice of such nomination has been received by the Secretary of the Corporation not later than 120 days in advance of the meeting of the shareholders at which the election is to be held; provided further, however, that in the event that less than 120 days notice or prior public disclosure of the date of the meeting of the shareholders is given, notice from the shareholder, in order to be timely, must be received not later than the tenth day following the date on which such notice of the date of the meeting of the shareholders was mailed or such public disclosure was made, whichever first occurs.

           7.6.2 Each such notice shall set forth the following:

              A. The name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

              B. A representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

              C. A description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

              D. Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated by the Board of Directors; and

              E. The consent of each nominee to serve as a director of the Corporation if so elected.

           7.6.3 If the Corporation receives notice from a shareholder pursuant to Section 7.6.2 hereof and such notice, in the judgment of the Board of Directors, fails to comply, in any respect, with the requirements set forth in
Section 7.6.2 hereof, then the Corporation shall notify the shareholder of the deficiencies with such notice within ten days of the Corporation's receipt of such notice. Commencing on the day of receipt of the deficiency notification from the Corporation, the shareholder shall have ten days to cure all deficiencies and provide the Corporation with notice which conforms to the requirements of Section 7.6.2 hereof. A shareholder shall be entitled to re-submit a notice as provided in Section 7.6.2 hereof only once for each annual meeting of the shareholders. Only candidates who have been nominated in accordance with Section 7.6.2 hereof shall be eligible for election by the shareholders as directors of the Corporation.

     7.7 Exception for Preferred Stock. Whenever the holders of any class or series of stock having a preference over the Common Stock of the Corporation as to dividends or assets shall have the right, voting separately as a class or series, to elect one or more directors of the Corporation or to take any other action, none of the provisions of Sections 7.2, 7.3, 7.4, 7.5 and 7.6 hereof shall apply with respect to the director or directors elected or the action taken by the holders of such class or series.

     7.8 Authority to Amend By-Laws.

           7.8.1 The Board of Directors, by vote including a majority of the Disinterested Directors then in office, may adopt, amend, alter, modify, add to or repeal the By-Laws with respect to those matters which are not, by statute, reserved exclusively to the shareholders. No By-Law may be adopted, amended, altered, modified, added to or repealed by the shareholders unless, in addition to any other affirmative vote required by law, these Articles or otherwise, such action is approved by the affirmative votes of:

             A. The holders of at least 80% of the voting power of all then outstanding shares of Voting Stock, voting together as a single class; and

             B. The holders of at least a majority of the voting power of the then outstanding shares of Voting Stock which are not beneficially owned by any Interested Shareholder, voting together as a single class.

           7.8.2 The additional affirmative votes required by Section 7.8.1 shall not apply to any shareholder adoption, amendment or repeal of any By-Law provision if:

             A. Such action is recommended and submitted to the shareholders for their consideration by the affirmative vote of a majority of the Disinterested Directors; and

             B. At the time of such recommendation the Disinterested Directors constitute at least a majority of the full Board of Directors, excluding any directors elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or assets.

     8. Votes Required for Certain Business Combinations.

           8.1 Business Combinations.

               8.1.1 Special Votes for Certain Business Combinations. In addition to any affirmative vote required by law, these Articles or otherwise, and except as otherwise expressly provided in Section 8.2 hereof, approval of the following actions shall require the votes as required in Section 8.1.2 hereof:

                 A. Any merger, consolidation or share exchange of the Corporation or any Subsidiary with any Interested Shareholder or with any other person (whether or not itself an Interested Shareholder) which is, or after such merger, consolidation or share exchange would be, an Affiliate or Associate of an Interested Shareholder or which does not include in its articles of incorporation the substance of the terms of this Article 8, in each case without regard to which person is the surviving person;

                 B. Any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) to, with or for the benefit of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder involving any assets, securities or commitments of the Corporation or any Subsidiary having an aggregate Fair Market Value, or involving aggregate commitments equal to, 5% or more of Total Assets;

                 C. The issuance or transfer by the Corporation or any Subsidiary (in one transaction or a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder in exchange for cash, securities or other consideration (or a combination thereof) having an aggregate Fair Market Value equal to 5% or more of Total Assets;

                 D. The adoption of any plan or proposal for the liquidation, dissolution or division of the Corporation proposed by or on behalf of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder;

                 E. Any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Shareholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity securities or securities convertible into equity securities of the Corporation or any Subsidiary which is directly or indirectly beneficially owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

                 F. Any other transaction or series of transactions similar in purpose or effect to, or any agreement, contract or other arrangement providing for, any one or more of the transactions specified in this Section 8.1.1.

           8.1.2 Required Votes. Approval of the actions specified in Section
8.1.1 hereof shall require the affirmative votes of, and such affirmative votes shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise, the following:

                 A. The holders of at least 80% of the voting power of all then outstanding shares of Voting Stock, voting together as a single class; and

                 B. The holders of at least a majority of the voting power of the then outstanding shares of Voting Stock which are not beneficially owned by such Interested Shareholder, voting together as a single class

     8.2 Exceptions to Special Vote Requirements. The provisions of Section 8.1 shall not be applicable to any Business Combination, and such Business Combination shall require only such affirmative vote (if any) as is required by law, any other provision of these Articles, any agreement with any national securities exchange or otherwise, if all of the following conditions are met:

           8.2.1 Approval by Disinterested Directors. The Business Combination shall have been approved by a majority of the Disinterested Directors; or

           8.2.2 Price and Procedural Requirements. All of the following six conditions shall have been met:

                 A. The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest of the following:

                    (a) If applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of Common Stock at any time beneficially owned by the Interested Shareholder which were acquired (i) within the two-year period immediately prior to the first public announcement of the proposed Business Combination or (ii) in the transaction in which it became an Interested Shareholder;

                    (b) The Fair Market Value per share of Common Stock, whichever is higher, (i) on the Announcement Date or (ii) on the date on which the Interested Shareholder became an Interested Shareholder; or

                    (c) If applicable, the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to Section 8.2.2(A)(b) immediately preceding, multiplied by the ratio of (i) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of Common Stock at any time beneficially owned by the Interested Shareholder which were acquired within the two-year period immediately prior to the Announcement Date or (ii) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Shareholder beneficially owned any shares of Common Stock;

                 B. The aggregate amount of the cash and the Fair Market Value as of the date of the consummation of the Business Combination of consideration other than cash to be received per share by holders of shares of any other class or series of Voting Stock shall be at least equal to the highest of the following (it being intended that the requirements of this Section 8.2.2(B) shall be required to be met with respect to every class or series of outstanding Voting Stock, whether or not the Interested Shareholder beneficially owns any shares of a particular class or series of Voting Stock):

                    (a) If applicable, the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of such class or series of Voting Stock at any time beneficially owned by the Interested Shareholder which were acquired
(i) within the two-year period immediately prior to the Announcement Date or
(ii) in the transaction in which it became an Interested Shareholder;

                    (b) If applicable, the highest preferential amount per share to which the holders of shares of such class or series of Voting Stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                    (c) The Fair Market Value per share of such class or series of Voting Stock on the Announcement Date or on the Determination Date, whichever is higher; and

                    (d) If applicable, the price per share equal to the Fair Market Value per share of such class or series of Voting Stock determined pursuant to Section 8.2.2(B)(c) hereof immediately preceding, multiplied by the ratio of (i) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid in order to acquire any shares of such class or series of Voting Stock at any time beneficially owned by the Interested Shareholder which were acquired within the two-year period immediately prior to the Announcement Date to (ii) the Fair Market Value per share of such class of Voting Stock on the first day in such two-year period on which the Interested Shareholder beneficially owned any shares of such class or series of Voting Stock.

                 C. The consideration to be received by holders of each class or series of outstanding Voting Stock (including Common Stock) shall be in cash or in the same form as was previously paid in order to acquire shares of Voting Stock which are beneficially owned by the Interested Shareholder. If the Interested Shareholder beneficially owns shares of Voting Stock which were acquired with varying forms of consideration, the form of consideration to be received by holders of each class or series of Voting Stock shall be either cash or the form used to acquire the largest number of shares of Voting Stock (regardless of class or series) beneficially owned by the Interested Shareholder. All per share prices referred to in Sections 8.2.2(A) and (B) hereof shall be appropriately adjusted to reflect any intervening stock dividend, stock split, combination of shares or similar event.

                 D. After the Determination Date and prior to the consummation of such Business Combination:

                    (a) Except as approved by a majority of the Disinterested Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) on any outstanding capital stock of the Corporation having preference over the Common Stock as to dividends or upon liquidation;

                    (b) There shall have been (i) no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any subdivision of the Common Stock), except as approved by a majority of the Disinterested Directors, and (ii) in the event of any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the Common Stock, an increase in such annual rate of dividends (as necessary to prevent any such reduction), unless the failure so to increase such annual rate is approved by a majority of the Disinterested Directors; and

                    (c) Such Interested Shareholder shall not have become the beneficial owner of any additional shares of Voting Stock except as part of the transaction in which it became an Interested Shareholder.

                 E. After the Determination Date, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                 F. If the proposed Business Combination otherwise requires a shareholder vote, such Business Combination shall be submitted to the holders of capital stock of the Corporation entitled to vote thereon, and their proxies for approval of such transaction shall be solicited in accordance with the requirements of the Act, and the rules and regulations promulgated thereunder, and in any event (whether or not a shareholder vote is required), a proxy or information statement describing the proposed Business Combination and complying with such requirements shall be mailed to all holders of Voting Stock and the holders of any other class or series of stock entitled to vote thereon at least 30 days prior to the earlier of the date of the shareholder meeting to vote on such Business Combination or the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to the Act or the rules and regulations promulgated thereunder). The first page of such proxy or information statement shall prominently display any statement regarding the advisability (or inadvisability) of the proposed Business Combination which a majority of the Disinterested Directors then in office may choose to make. Such proxy or information statement shall also contain, if a majority of the Disinterested Directors then in office so requests, an opinion of a reputable investment banking firm (which firm shall be selected by a majority of the Disinterested Directors then in office, furnished with all information it reasonably requests, and paid a reasonable fee for its services by the Corporation upon the Corporation's receipt of such opinion) as to the fairness (or lack of fairness) from a financial point of view of the terms of the proposed Business Combination to the holders of Voting Stock other than the Interested Shareholder and its Affiliates or Associates.


                  8.3 No Effect on Fiduciary Obligations of Interested Shareholder. Nothing contained in this Article 8 shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law or equity.

                  8.4 Board Not Limited by Compliance. The fact that any Business Combination complies with the conditions set forth in Section 8.2.2 hereof shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the Corporation, nor shall such compliance limit, prohibit or otherwise restrict in any manner the business judgment of the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

         9. Definitions; Interpretations; Amendments.

                  9.1 Definitions. For the purposes of these Articles:

                    9.1.1 The "Act" shall mean the Securities Exchange Act of
               1934, as amended.

                    9.1.2 An "Affiliate" of a specified person shall mean any
               person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the person specified.

                    9.1.3 "Announcement Date" shall have the meaning set forth in Section 8.2.2(A)(a)(i) hereof.

                    9.1.4 An "Associate" of a specified person shall mean:

                         A. Any director, officer or partner of, or any
                    beneficial owner, directly or indirectly, of 5% or more of any class of equity securities of, such person or any of its Affiliates;

                         B. Any corporation or organization (other than the
                    Corporation or a Subsidiary) of which such person is a director, officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities;

                         C. Any trust or other estate (other than an employee
                    benefit plan of the Corporation or a Subsidiary) in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity;

                         D. Any relative or spouse of such person, or any
                    relative of such spouse, who has the same home as such person or who is a director or officer of the Corporation or any of its parents or Subsidiaries; and

                         E. Any investment company registered under the
                    Investment Company Act of 1940 for which such person or any Affiliate or Associate of such person serves as investment advisor.

                  9.1.5 A person shall be a "beneficial owner" of any shares of Voting Stock:

                         A. Which such person or any of its Affiliates or
                    Associates owns, directly or indirectly;

                         B. Which such person or any of its Affiliates or
                    Associates has:

                         (a) The right to acquire (whether or not such right is
                    exercisable immediately) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, revocation of a trust, or otherwise; or

                         (b) The right to vote, or to direct the voting of,
                    pursuant to any agreement, arrangement or understanding; or

                         C. Which are owned, directly or indirectly, by any
                    other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

                  9.1.6 "Business Combination" shall mean any transaction which is referred to in Section 8.1.1 hereof. In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in Section 8.2.2 hereof shall include the shares of Common Stock and/or the shares of any other class or series of outstanding Voting Stock retained by the holders of such shares.

                  9.1.7 "Determination Date" shall have the meaning set forth in
Section 8.2.2(A)(b)(ii) hereof.

                  9.1.8 With respect to the term "Disinterested Director":

                         A. The term shall mean a director of the Corporation
                    who is not an Interested Shareholder or an Affiliate, Associate or representative of an Interested Shareholder and either:

                         (a) Was a director of the Corporation immediately prior
                    to the time the Interested Shareholder became an Interested Shareholder; or

                         (b) Is a successor to a Disinterested Director and is
                    recommended or elected to succeed a Disinterested Director by a majority of the then Disinterested Directors.

                         B. Whenever the holders of any class or series of stock
                    having a preference over the Common Stock as to dividends or assets shall have the right, voting separately as a class or series, to elect one or more directors of the Corporation, the term "Disinterested Director" shall not include any director elected by the holders of such class or series.

                         C. As used with respect to any particular transaction
                    in Article 8 hereof or with respect to a determination or interpretation as to such transaction under Sections 9.1.9 or 9.2 hereof, the term "Disinterested Director" shall include all directors who are Disinterested Directors with respect to the Interested Shareholder involved in such transaction.

                         D. In all other cases, unless the context otherwise
                    clearly requires, the term "Disinterested Director" shall mean only those directors who are Disinterested Directors with respect to all persons who are then Interested Shareholders.

                  9.1.9 "Fair Market Value" shall mean:

                         A. In the case of stock, the highest closing sale price
                    during the 30-day period immediately preceding the date in question of a share of such stock on a national securities exchange registered under the Act on which such stock is listed, or if such stock is not listed, the highest closing sale price, or if none, the highest closing bid quotation, with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotation System, or any such similar system then in use, or if there are no such quotations available, the highest closing bid quotation as reported in the "pink sheets" of the National Association of Securities Dealers, or if not so reported, the fair market value on the date in question of a share of such stock as determined in good faith by a majority vote of the Disinterested Directors; and

                         B. In the case of property other than stock or cash,
                    the fair market value of such property on the date in question as determined in good faith by a majority vote of the Disinterested Directors or by a qualified appraiser retained by them for such purpose.

                  9.1.10 With respect to the term "Interested Shareholder":

                         A. The term at any particular time shall mean any
                    person (other than the Corporation or a Subsidiary, an employee benefit plan of the Corporation or a Subsidiary, the Voting Trust of the Denver and Ephrata Telephone and Telegraph Company (the "Voting Trust"), the William and Jemima Brossman Charitable Foundation (the "Charitable Foundation"), a successor trust to the Voting Trust, a successor foundation to the Charitable Foundation, Anne B. Sweigart, Emily B. Sprecher, W. Garth Sprecher, any heir of
                    W. Garth Sprecher, a trustee or fiduciary of the Voting Trust, the Charitable Foundation or any such plan when acting in such capacity and any other person deemed by a majority of the Disinterested Directors not to be an Interested Shareholder) which:

                         (a) Is at such time the beneficial owner, directly or
                    indirectly, of more than 10% of the voting power of the outstanding Voting Stock;

                         (b) Is at such time an Affiliate of the Corporation and
                    at any time within the two-year period immediately prior to such time was the beneficial owner, directly or indirectly, of more than 10% of the voting power of the then outstanding Voting Stock;

                         (c) Is at such time an assignee of or has otherwise
                    succeeded to the beneficial ownership of any shares of Voting Stock which were at any time within the two-year period immediately prior to such time beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended; or

                         (d) With respect to any particular transaction, any of
                    the foregoing involved in such transaction, any Affiliate or Associate of such Interested Shareholder and any other member of a group acting in concert with such Interested Shareholder.

                         B. For the purposes of determining whether a person is
                    an Interested Shareholder pursuant to this Section 9.1.10, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by an Interested Shareholder through application of Section 9.1.5 hereof but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise.

                  9.1.11 A "person" shall mean any individual, firm, corporation, partnership, joint venture, trust or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Voting Stock. As used herein, the pronouns "which", "that" and "it" in relation to persons that are individuals shall be construed to mean "who" or "whom", "he" or "she" and "him" or "her", as appropriate.

                  9.1.12 "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation, as well as any Affiliate of the corporation which is controlled by the Corporation.

                  9.1.13 "Total Assets" shall mean the consolidated total assets of the Corporation and its consolidated subsidiaries as of the close of the most recent fiscal quarter ended on or prior to the Announcement Date of the Business Combination in question, as shown on the consolidated balance sheet published by the Corporation for such quarter.

                  9.1.14 "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in an annual election of directors of the Corporation.

         9.2 Powers of the Disinterested Directors. The Disinterested Directors, by a majority vote, are authorized to interpret all the terms and provisions of these Articles and to determine, on the basis of information known to them after reasonable inquiry, any fact necessary to determine compliance with any term or provision of these Articles, including, without limitation, the following, and any such interpretation or determination made in good faith shall be binding and conclusive for all purposes of these Articles:

                         A. Whether a person is an Interested Shareholder;

                         B. The number of shares of Voting Stock beneficially
                    owned by any person;

                         C. Whether a person is an Affiliate or Associate of
                    another person;

                         D. Whether any articles of incorporation provision
                    required by Section 8.1.1(A) hereof complies with such section and is valid and enforceable;

                         E. Whether the requirements of Section 8.2.2 hereof
                    have been met with respect to any Business Combination; and

                         F. Whether the assets which are the subject of any
                    Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Combination has, an aggregate Fair Market Value equal to 5% or more of Total Assets.

         9.3 Amendment, Repeal, Etc.

                  9.3.1 The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are granted subject to this reservation.

                  9.3.2 In addition to any affirmative vote required by law, these Articles or otherwise, any amendment, alteration, change or repeal of any provision of Article 7, Article 8, Article 9, Article 10 or Article 11 hereof, or the adoption of any provision inconsistent therewith, shall require the affirmative votes of:

                         A. The holders of at least 90% of the voting power of
                    all then outstanding shares of Voting Stock, voting together as a single class; and

                         B. The holders of at least a majority of the voting
                    power of the then outstanding shares of Voting Stock which are not beneficially owned by any Interested Shareholder, voting together as a single class.

                  9.3.3 The additional affirmative votes required by Section 9.3.[1]2 hereof shall not apply to any amendment, alteration, change or repeal of any provision of Article 7, Article 8, Article 9, Article 10 or Article 11 [or Section 10.2] of these Articles if:

                         A. It is recommended and submitted to the shareholders
                    for their consideration by the affirmative vote of a majority of the Disinterested Directors; and

                         B. At the time of such recommendation the Disinterested
                    Directors constitute at least a majority of the full Board of Directors, excluding any directors elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or assets.

         10. Statutory Antitakeover Provisions.

                  Subchapters E and G of Chapter 25 of the Pennsylvania Business Corporation Law of 1988, as amended, shall not be applicable to the Corporation.

         11. Indemnification and Personal Liability.

                  11.1 Indemnification. The Corporation shall indemnify and hold harmless to the full extent not prohibited by law, as the same exists or may hereinafter be amended, interpreted or implemented (but, in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than are permitted the Corporation to provide prior to such amendment), each person who was or is made a party or is threatened to be made a party to or is otherwise involved in (as a witness or otherwise) any threatened, pending or completed claim, action, suit, or proceeding, whether civil, criminal, administrative, investigative or other and whether or not by or in the right of the Corporation or otherwise (hereinafter, a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the heir, executor, or administrator, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, trustee or other representative of another corporation or of a partnership, joint venture, trust or other enterprise (including without limitation service with respect to employee benefit plans), or where the basis of such proceeding is any alleged action or failure to take any action by any such of the foregoing persons while acting in an official capacity as a director or officer of the Corporation or in any other capacity on behalf of the Corporation while such person is or was serving as a director or officer of the Corporation, against all expenses, liability and loss, including but not limited to attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement whether with or without court approval, actually incurred or paid by such person in connection therewith. Other persons who are not directors or officers of the Corporation, or their heirs, executors, or administrators, may be similarly indemnified in respect of service to the Corporation or to another such [entity] entity at the request of the Corporation to the extent the Board of Directors at any time designates such person as entitled to the benefits of this [Section]
Article 11.

                  11.2 Initiation of Proceedings. Notwithstanding the foregoing, and except as provided in Section 11.5 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

                  11.3 Contract Right; Advancement of Expenses. Subject to the limitation set forth above concerning proceedings initiated by the person seeking indemnification, the right to indemnification conferred in this Article 11 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding (or part thereof) or in enforcing his or her rights under this Article 11 in advance of the final disposition thereof promptly after receipt by the Corporation of a request therefor stating in reasonable detail the expenses incurred; provided, however, that to the extent required by law, the payment of such expenses incurred by a director or officer of the Corporation in advance of the final disposition of a proceeding shall be made only upon receipt of an undertaking, by or on behalf of such person, to repay all amounts so advanced if and to the extent it shall ultimately be determined by a court that he or she is not entitled to be indemnified by the Corporation under this Article 11, or in the case of a criminal action, the majority of the Board of Directors so determines that he or she is not entitled to be indemnified by the Corporation or otherwise.

                  11.4 Former Officials. The right to indemnification and advancement of expenses provided herein shall continue as to a person who has ceased to be a director or officer of the Corporation or to serve in any of the other capacities described herein and shall inure to the benefit of the heirs, executors and administrators of such person.

                  11.5 Authority to File Suit. If a claim for indemnification under this Article 11 hereof is not paid in full by the Corporation within thirty days after a written claim therefor has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part on the merits or otherwise in establishing his or her right to indemnification or to the advancement of expenses, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

                  11.6 Exclusivity. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of a final disposition conferred in this Article 11 and the right to payment of expenses conferred in
Section 11.5 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses hereunder may be entitled under any By-Law, agreement, vote of shareholders, vote of directors or otherwise, both as to actions in his or her official capacity and as to actions in any other capacity while holding that office, the Corporation having the express authority to enter into such agreements or arrangements as the board of directors deems appropriate for the indemnification of and advancement of expenses to present or future directors and officers as well as employees, representatives or agents of the Corporation in connection with their status with or services to or on behalf of the Corporation or any other corporation, partnership, joint venture, trust or other enterprise, including any employee benefit plan, for which such person is serving at the request of the Corporation.

                  11.7 Reserves. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or insure in any manner its indemnification obligations, including its obligation to advance expenses, whether arising under or pursuant to this
Article 11 or otherwise.

                  11.8 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer or representative of the Corporation, or is or was serving at the request of the Corporation as a representative of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the Corporation has the power to indemnify such person against such liability under the laws of this or any other state.

                  11.9 Amendment. Neither the modification, amendment, alteration or repeal of this Article 11 or any of its provisions nor the adoption of any provision inconsistent with this Article 11 or any of its provisions shall adversely affect the rights of any person to indemnification and advancement of expenses existing at the time of such modification, amendment, alteration or repeal or the adoption of such inconsistent provision.

                  11.10 Liability Limitation. To the fullest extent that the laws of the Commonwealth of Pennsylvania, as now in effect or as hereafter amended, permit elimination or limitation of the liability of directors, no Director of the Company shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a Director. Any amendment or repeal of this Section 11.10 which has the effect of increasing Director liability shall operate prospectively only, and shall not affect any action taken, or any failure to act, prior to its adoption.

     [EXECUTED this 13th day of February, 1996.]

                                    [        /s/    Kimberly Ross Lieb ]

                                     [Kimberly Ross Lieb, Sole Incorporator]

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                             PARTICIPANT'S DIRECTION

                           D & E Communications, Inc.

                          Employee Stock Ownership Plan

     To: CoreStates Bank, as Trustee of the D & E Communications, Inc. Employee Stock Ownership Plan

     Pursuant to your notice accompanied by the proxy material in connection with the 1997 Annual Meeting of Shareholders of D & E Communications, Inc. to be held on April 29, 1997, I direct you to execute a proxy in the form solicited by the Board of Directors of D & E Communications, Inc. with respect to all shares of Common Stock, par value $0.16, to which I have the right to give voting directions under the D & E Communications, Inc. Employee Stock Ownership Plan as follows:

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

       /X/   Please mark votes as          1.  ELECTION OF THREE (3) DIRECTORS
             in this example.
                                               NOMINEES:

      / /    FOR all nominees listed
             (except as marked to the          For the Class B Directors Whose Terms Expire in 2000:
             contrary below)                   Robert M. Lauman, Ronald E. Frisbie and Thomas Bamford

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

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



--------------------------------------------------------------------------------

     2. AMENDING AND RESTATING THE ARTICLES OF INCORPORATION OF D & E COMMUNICATIONS, INC. IN THEIR ENTIRETY

                        / / For     / / Against   / / Abstain

     3. SUBJECT TO THE APPROVAL OF PROPOSAL 2, ELECTION OF ONE (1) ADDITIONAL DIRECTOR NOMINEE: For the Class B Director Whose Term Expires in 2000:
         D. Mark Thomas

                        / / For     / / Against   / / Abstain

     4.  RATIFICATION OF INDEPENDENT AUDITORS

                        / / For     / / Against   / / Abstain

     THIS PARTICIPANT'S DIRECTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PARTICIPANT'S DIRECTION WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF THE THREE (3) DIRECTORS, FOR THE APPROVAL OF AMENDING AND RESTATING THE ARTICLES OF INCORPORATION OF THE COMPANY IN THEIR ENTIRETY, FOR THE LISTED NOMINEE IN THE ELECTION OF ONE (1) ADDITIONAL DIRECTOR AND FOR THE RATIFICATION OF INDEPENDENT AUDITORS AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. CUMULATIVE VOTING RIGHTS WILL BE EXERCISED TO SECURE THE ELECTION OF AS MANY AS POSSIBLE OF THE BOARD OF DIRECTORS' NOMINEES.

     DATE:                                             , 1997

     Participant sign above exactly as name is printed on label.

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



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                             PARTICIPANT'S DIRECTION

                           D & E Communications, Inc.

                           Dividend Reinvestment Plan

     To: D & E Communications, Inc., as Trustee of the D & E Communications, Inc. Dividend Reinvestment Plan

     Pursuant to your notice accompanied by the proxy material in connection with the 1997 Annual Meeting of Shareholders of D & E Communications, Inc. to be held on April 29, 1997, I direct you to execute a proxy in the form solicited by the Board of Directors of D & E Communications, Inc. with respect to all shares of Common Stock, par value $0.16, to which I have the right to give voting directions under the D & E Communications, Inc. Dividend Reinvestment Plan as follows:

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

     /X/     Please mark votes as          1.  ELECTION OF THREE (3) DIRECTORS
             in this example.
                                               NOMINEES:

     / /     FOR all nominees listed           For the Class B Directors Whose
             (except as marked to the          Terms Expire in 2000: Robert M.
             contrary below)                   Lauman, Ronald E. Frisbie and
                                               Thomas Bamford

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

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



--------------------------------------------------------------------------------

     2. AMENDING AND RESTATING THE ARTICLES OF INCORPORATION OF D & E COMMUNICATIONS, INC. IN THEIR ENTIRETY
                        / / For     / / Against   / / Abstain

     3.  SUBJECT TO THE APPROVAL OF PROPOSAL 2,

         NOMINEE: For the Class B Director Whose Term Expires in 2000:
                  D. Mark Thomas

                        / / For     / / Against   / / Abstain

     4.  RATIFICATION OF AUDITORS.

                        / / For     / / Against   / / Abstain

     THIS PARTICIPANT'S DIRECTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PARTICIPANT'S DIRECTION WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF THE THREE (3) DIRECTORS, FOR THE APPROVAL OF AMENDING AND RESTATING THE ARTICLES OF INCORPORATION OF THE COMPANY IN THEIR ENTIRETY, FOR THE LISTED NOMINEE IN THE ELECTION OF ONE (1) ADDITIONAL DIRECTOR AND FOR THE RATIFICATION OF INDEPENDENT AUDITORS AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. CUMULATIVE VOTING RIGHTS WILL BE EXERCISED TO SECURE THE ELECTION OF AS MANY AS POSSIBLE OF THE BOARD OF DIRECTORS' NOMINEES.

     DATE: __________________________ , 1997  ________________________________
                                              ________________________________

     Participant sign above exactly as name is printed on label.

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




--------------------------------------------------------------------------------

                                      PROXY

                           D & E Communications, Inc.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     Anne B. Sweigart, G. William Ruhl and W. Garth Sprecher, or any one or more of them with power of substitution in each, are hereby authorized to represent the undersigned at the 1997 Annual Meeting of Shareholders of D & E Communications, Inc. to be held at the Brossman Business Complex, 124 East Main Street, Ephrata, Pennsylvania, on April 29, 1997 at 10:30 a.m., local time, and at any adjournment thereof, and thereat to vote the same number of shares as the undersigned would be entitled to vote if then personally present.

              (IMPORTANT -- TO BE SIGNED AND DATED ON REVERSE SIDE)

     /X/     Please mark votes as          1.  ELECTION OF THREE (3) DIRECTORS
             in this example.
                                               NOMINEES:

     / /     FOR all nominees listed           For the Class B Directors Whose
             (except as marked to the          Terms Expire in 2000:
             contrary below)                   Robert M. Lauman, Ronald E.
                                               Frisbie and Charles E. Thomas

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the line below.)

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     2. AMENDING AND RESTATING THE ARTICLES OF INCORPORATION OF D & E COMMUNICATIONS, INC. IN THEIR ENTIRETY

                        / / For     / / Against   / / Abstain

     3. SUBJECT TO THE APPROVAL OF PROPOSAL 2 ELECTION OF ONE (1) ADDITIONAL DIRECTOR

         NOMINEE: For the Class B Director Whose Term Expires in 2000: D. Mark
                  Thomas

                        / / For     / / Against   / / Abstain

     4.  RATIFICATION OF INDEPENDENT AUDITORS

                        / / For     / / Against   / / Abstain

              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES IN THE ELECTION OF THE THREE (3) DIRECTORS, FOR THE APPROVAL OF AMENDING AND RESTATING THE ARTICLES OF INCORPORATION OF THE COMPANY IN THEIR ENTIRETY, FOR THE LISTED NOMINEE IN THE ELECTION OF ONE (1) ADDITIONAL DIRECTOR, FOR THE RATIFICATION OF INDEPENDENT AUDITORS, AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. IF NECESSARY, CUMULATIVE VOTING RIGHTS WILL BE EXERCISED TO SECURE THE ELECTION OF AS MANY AS POSSIBLE OF THE BOARD OF DIRECTORS' NOMINEES.

     DATE:___________________ , 1997

                                        Shareholder(s) sign above exactly as
                                        name is printed on label. If signing as
                                        representative, so indicate. For joint
                                        accounts, all owners should sign.

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